Exhibit 21-a

                          SUBSIDIARIES OF THE COMPANY

The following list of subsidiaries of the Company identifies the name of the subsidiary, the state or other jurisdiction of incorporation or organization and the name under which such subsidiaries do business:

                            ADC VIDEO SYSTEMS, INC.
                   formerly American Lightwave Systems, Inc.
                            A Delaware corporation
                            AVS, ADC Video Systems

                             FIBERMUX CORPORATION
                           A California corporation
                            Fibermux, ADC Fibermux

                           KENTROX INDUSTRIES, INC.
                            A Delaware corporation
                             Kentrox, ADC Kentrox

                                 ADC EUROPE NV
                                    Belgium
                                ADC, ADC Europe

                           ADC INTERNATIONAL LIMITED
                                    Jamaica

                          ADC de MEXICO, S.A. de C.V.
                                    Mexico

                            ADC TELECOM CANADA INC.
                                    Canada

           ADC TELECOMMUNICATIONS AUSTRALIA (HOLDINGS) PTY. LIMITED
                                   Australia

                 ADC Telecomunications Australia Pty. Limited
                                   Australia

                               AOFR Pty. Limited
                                   Australia

                 ADC TELECOMMUNICATIONS SINGAPORE PTE. LIMITED
                                   Singapore

                         ADC TELECOMMUNICATIONS UK LTD
                                United Kingdom
                          ADC, ADC Telecommunications

                    ADC TELECOMUNICACIONES VENEZUELA, S.A.
                                   Venezuela

                              AOFR AMERICAS, INC.
                            A Delaware corporation

                               AOFR EUROPE GmbH
                                    Germany
                          ADC, ADC Telecommunications

           SHANGHAI ADC TELECOMMUNICATIONS EQUIPMENT CO. LTD. (50%)
                          People's Republic of China